Exhibit 99


                            Explanation of Responses
                            ------------------------


(1) GSC Recovery IIA, L.P. is making this joint filing on Form 3, in conjunction with the Form 3 being filed by Robert A. Hamwee on the date hereof, on behalf of itself and as the designated beneficial owner and on behalf of the following entities: (i) GSC Recovery IIA GP, L.P. and GSC RIIA, LLC, (collectively, the "Recovery IIA Affiliates") and (ii) GSCP (NJ), L.P. and GSCP (NJ) Holdings, L.P. (collectively, the "Recovery Affiliates"). This Form 3 and the Form 3 filed on the same date hereof by Robert A. Hamwee are reporting beneficial ownership of the same securities.

(2) GSC Recovery II, L.P. directly owns 685,734 shares, par value $0.01 per share ("Common Stock") of International Wire Group, Inc. GSC Recovery IIA, L.P. directly owns 999,918 shares of Common Stock.

(3) GSC Recovery II, L.P. is a Delaware limited partnership. GSC Recovery II GP, L.P. is the general partner of GSC Recovery II, L.P.; GSC RII, LLC is the general partner of GSC Recovery II GP, L.P.; and GSCP (NJ) Holdings, L.P. is the managing member of GSC RII, LLC.

GSC Recovery IIA, L.P. is a Delaware limited partnership. GSC Recovery IIA GP, L.P. is the general partner of GSC Recovery IIA, L.P.; GSC RIIA, LLC is the general partner of GSC Recovery IIA GP, L.P.; and GSCP (NJ) Holdings, L.P. is the managing member of GSC RIIA, LLC.

GSCP (NJ), L.P. is the manager of GSCP Recovery II, L.P. and GSC Recovery IIA, L.P.; and GSCP (NJ), Inc. is the general partner of GSCP (NJ), L.P. and GSCP
(NJ) Holdings, L.P.

For the purposes of Rule 13d-3 under the Exchange Act of 1934, each of the Recovery Affiliates, by virtue of its relationship with GSC Recovery II, L.P. and GSC Recovery IIA, L.P., may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of, the 1,685,652 shares of Common Stock owned in the aggregate by GSC Recovery II, L.P. and GSC Recovery IIA, L.P. Each of the Recovery Affiliates disclaims beneficial ownership of the Common Stock except to the extent of each entity's and individual's pecuniary interest in the Common Stock.

For the purposes of Rule 13d-3 under the Exchange Act of 1934, each of the Recovery IIA Affiliates, by virtue of its relationship with GSC Recovery IIA, L.P., may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of, the 999,918 shares of Common Stock owned by GSC Recovery IIA, L.P. Each of the Recovery IIA Affiliates disclaims beneficial ownership of the Common Stock except to the extent of each entity's pecuniary interest in the Common Stock.

                             JOINT FILER INFORMATION

Name: GSC Recovery IIA GP, L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                                 GSC Recovery IIA GP, L.P.

                                 By:  GSC RIIA, LLC, its general partner

                                 By:  GSCP (NJ) Holdings, L.P., its sole member

                                 By GSCP (NJ), Inc., its general partner

                                 By: /s/ David L. Goret
                                    ---------------------
                                 Name: David L. Goret
                                 Title: Managing Director



                             JOINT FILER INFORMATION

Name: GSC RIIA, LLC

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                                 GSC RIIA, LLC

                                 By:  GSCP (NJ) Holdings, L.P., its sole member

                                 By GSCP (NJ), Inc., its general partner


                                 By: /s/ David L. Goret
                                    ---------------------
                                 Name: David L. Goret
                                 Title: Managing Director




                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 GSCP (NJ), L.P.


                                 By GSCP (NJ), Inc., its general partner

                                 By: /s/ David L. Goret
                                    ---------------------
                                 Name: David L. Goret
                                 Title: Managing Director




                             JOINT FILER INFORMATION

Name: GSCP (NJ) Holdings, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement: August 9, 2005

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)



                                 GSCP (NJ) HOLDINGS, L.P.

                                 By GSCP (NJ), Inc., its general partner


                                 By: /s/ David L. Goret
                                    ---------------------
                                 Name: David L. Goret
                                 Title: Managing Director